Exhibit 99.2

DEBENTURE PLEDGE AGREEMENT

THIS DEBENTURE PLEDGE AGREEMENT made as of the • day of January, 2006

Description of Debenture

Principal Sum:	$650,000.00
Interest Rate:	5% per annum
Holder:	BARNABUS ENERGY INC.
Date:	January •, 2006

WHEREAS:

A.

BARNABUS ENERGY INC. (herein called the “Lender”) has entered into a Settlement and Rescission Agreement (the “SRA”) with GOLDSTAR GAS CORP. (the “Borrower”) dated November 28, 2005 (as amended, modified, supplemented, replaced or restated from time to time);

B.

In order to secure the payment and performance of all present and future obligations, liabilities and indebtedness of the Borrower to the Lender under the SRA or otherwise, the Borrower has created and issued to the Lender the debenture described above (as the same may hereafter be amended, modified, supplemented or restated from time to time) (the “Debenture”);

C.	The purpose of this Debenture Pledge Agreement is to set forth the terms and conditions upon which the Debenture is to be held by the Lender;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by the Borrower, the Borrower hereby agrees and covenants with the Lender as follows:

1.            The Borrower hereby deposits with and pledges to the Lender the Debenture to be held by the Lender as general and continuing collateral security for the performance and payment by the Borrower to the Lender of all obligations, debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Borrower to the Lender or remaining unpaid by the Borrower to the Lender, whether arising from dealings between the Lender and the Borrower or from any other dealings or proceedings by which the Lender may be or become in any manner whatever a creditor of the Borrower, and wherever incurred and whether incurred by the Borrower alone or with another or others, and whether as principal or surety, including expenses under paragraph 5 of the Debenture and all interest, commissions, legal and other costs, charges and expenses (collectively the “Obligations”).

2.            The Lender shall not demand payment pursuant to the Debenture or enforce the security interest constituted thereby except upon the occurrence and during the continuance of an event of default or unless the Lender shall otherwise be entitled to do so pursuant to the provisions of the SRA or other agreements, instruments or documents establishing, creating or evidencing any Obligations (collectively, the “Credit Documents”), but thereafter the Lender may at any time exercise and enforce all of the rights and remedies of a holder of the Debenture without notice to or control by the Borrower, and any such right or remedy may be exercised separately or in combination with, and shall be in addition to and not in substitution for, any other right or remedy of the Lender however created, provided that the Lender shall not be bound to exercise any such right or remedy.

3.            Subject to the requirements of applicable law, the Lender shall not be bound under any circumstances to realize upon or under the Debenture and shall not be responsible to the Borrower for any loss occasioned by any sale or other dealing with the Debenture or the mortgaged property (as defined in the Debenture) or by the retention of or failure to sell or otherwise deal with the same.

4.            Any amount received pursuant to the Debenture or otherwise shall be applied by the Lender on account of the Obligations in such order as the Lender sees fit without prejudice to the Lender’s claim upon the Borrower for any deficiency. Subject to the requirements of applicable law, any surplus realized by the Lender in excess of the Obligations shall be paid over to the Borrower.

5.            Subject to paragraph 2 above, the Lender shall not be obliged to exhaust its recourse against the Borrower, any other person, or any other security it may hold with respect to the Obligations before realizing upon, under or otherwise dealing with the Debenture in such manner as the Lender sees fit. The Lender may grant extensions of time or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties, sureties or securities as it may see fit, without prejudice to the liability of the Borrower or the Lender’s rights in respect of the Debenture.

6.            Notwithstanding the stated interest rate per annum in the Debenture, payment to the Lender of the relevant fees and interest for any period in respect of the Obligations at the current rate at which the Obligations bear interest for such period pursuant to the relevant Credit Documents shall be deemed to be payment in satisfaction of the interest payment for the same period under the Debenture.

7.            The Debenture shall not operate by way of merger of any of the Obligations and no judgment recovered by the Lender shall operate by way of merger of or in any way affect the security of the Debenture which is in addition to and not in substitution for any other security now or hereafter held by the Lender with respect to the Obligations.

8.            Notwithstanding the form and terms of the Debenture and the provisions of this Debenture Pledge Agreement:

(a)	the Lender shall not claim or realize an amount under or in respect of the Debenture in excess of the aggregate Obligations, from time to time, of the Borrower to the Lender; and
(b)	the provisions of this Debenture Pledge Agreement and of the Debenture are subject to the provisions of the SRA relating to the subject matter thereof.

If there are any express conflicts or inconsistencies between the terms of the SRA and the Debenture, this Debenture Pledge Agreement or any other security agreement provided by the Borrower to the Lender, then the terms of the SRA shall govern in all respects to the extent necessary to eliminate such express conflicts or inconsistencies.

9.            Upon payment and satisfaction in full of all Obligations and cancellation in full of the Debenture when the Lender then has no other credit facilities in favour of or obligation to provide credit to the Borrower, the Lender shall, at the request of the Borrower, deliver up the Debenture to the Borrower and the Lender shall, at the request and expense of the Borrower, execute and deliver to the Borrower releases, discharges and such other instruments as shall be required to effectively discharge the mortgages and charges of the Debenture.

10.          This Debenture Pledge Agreement shall enure to the benefit of and be binding upon the Borrower, the Lender and their respective successors and permitted assigns.

11.          The parties hereto each hereby attorn and submit to the jurisdiction of the courts of the Province of Alberta. For the purpose of all legal proceedings, this Debenture Pledge Agreement shall be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta shall have jurisdiction to entertain any action arising under this Debenture Pledge Agreement. Notwithstanding the foregoing, nothing herein shall be construed nor operate to limit the right of either party hereto to commence any action relating hereto in any other jurisdiction, nor to limit the right of the courts of any other jurisdiction to take jurisdiction over any action or matter relating hereto.

12.          This Debenture Pledge Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

13.          The Borrower hereby waives the right to receive from the Lender a copy of any financing statement, financing change statement or other statement or document filed or registered at any time in respect of this Debenture Pledge Agreement or any verification statement or other statement or document issued by any registry that confirms or evidences registration of or relates to this Debenture Pledge Agreement.

14.	Time shall be of the essence with regard to this Debenture Pledge Agreement.

IN WITNESS WHEREOF the Borrower has executed this Debenture Pledge Agreement as of the date first above written.

GOLDSTAR GAS CORP. Per: